UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2014

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6401 N. Eldridge Parkway
Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restated Certificate of Formation

At the annual meeting of the stockholders (the “Annual Meeting”) of Dril-Quip, Inc. (“Dril-Quip” or the “Company”) held on May 16, 2014, the stockholders of the Company approved the proposed Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”), which amended the Company’s then existing Restated Certificate of Incorporation to (i) increase the Company’s authorized shares of capital stock from 60 million to 110 million and the number of authorized shares of common stock from 50 million to 100 million, (ii) delete obsolete provisions and (iii) delete the exception to the business combination provisions for the Company’s co-founders. On May 20, 2014, the Company filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Restated Certificate of Incorporation became effective upon filing.

The summary description of the Restated Certificate of Incorporation set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation, filed as Exhibit 3.1 to this Current Report on Form 8-K.

Amended and Restated Bylaws

On May 16, 2014, the board of directors (the “Board”) of the Company approved an amendment and restatement of the Amended and Restated Bylaws of the Company (as amended and restated, the “Bylaws”). As summarized below, the Bylaws provide for, among other things, advance notice provisions for stockholder proposals and Board nominations at annual and special meetings of stockholders.

Advance Notice of Stockholder Proposals Other than Director Nominees. The Bylaws set forth the procedures for presenting a stockholder proposal, other than the nomination of directors, at an annual meeting of the stockholders. For stockholder proposals to be properly brought before an annual meeting, (i) the stockholder bringing such proposal must be a stockholder of record at the time of giving notice of such proposal and be entitled to vote at the annual meeting and (ii) the proposal must comply with the advance notice procedures described below. To be timely, such stockholder’s notice generally must be delivered to the principal executive offices of the Company not later than the close of business on the 90th day prior to the first anniversary of the previous annual meeting.

The notice must set forth as to each matter proposed to be brought before the annual meeting (i) a description of the proposal and the reasons for conducting such business at the meeting, together with the text of the proposal or business (including the text of any resolution proposed for consideration), (ii) the name and address of the stockholder proposing such business, of the beneficial owner, if any, on whose behalf the proposal is made and of any other stockholders known by such stockholder to be supporting such proposal, (iii) certain interests and relationships of the stockholder and beneficial owner, if any, in or with the Company, including all forms of ownership interests, (iv) any financial interest or other material interest of the stockholder and beneficial owner, if any, in the proposal, (v) a representation that the stockholder intends to appear in person or by proxy at the meeting and (vi) a description of all agreements and understandings between the stockholder, the beneficial owner, if any, and any other person in connection with such proposal. The information required in the notice must be updated at various times as provided in the Bylaws.

Advance Notice of Stockholder Proposals for Director Nominees. The Bylaws set forth the procedures for stockholder nominations in director elections. For stockholder nominations to be properly brought before an annual meeting or a special meeting at which directors are to be elected, the stockholder making such nomination must be a stockholder of record at the time of giving notice of such nomination and be entitled to vote at the meeting and the proposal must comply with the advance notice procedures described below. To be timely with respect to an annual meeting, such stockholder’s notice generally must be delivered to the principal executive offices of the Company not later than the close of business on the 90th day prior to the first anniversary of the previous annual meeting. To be timely with respect to a special meeting, such stockholder’s notice must be delivered to the principal executive offices of the Company not later than the close of business on the tenth day following the day on which the earlier of notice of the date of the special meeting was mailed to stockholders of the Company and public disclosure of the date of the special meeting was made.

In each case, the notice must set forth, among other things, (i) each proposed nominee’s name, age, business address and residence address, (ii) the principal occupation or employment of such person, (iii) certain interests and relationships of the proposed nominee in or with the Company, including all forms of ownership interests, (iv) the written consent of such person to having such person’s name placed in nomination at the meeting and to serve as a director if elected, (v) any other information that would be required to be disclosed in a proxy statement or other filing in accordance with the Section 14 of the Securities Exchange Act 1934 (the “Exchange Act”), (vi) a description of all direct and indirect compensation and other material monetary relationships during the past three years, and any other material relationships, between the stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and such proposed nominee’s affiliates or associates and (vii) any agreements and information with respect to such proposed nominee that are required pursuant to the procedures established by the Board relating to majority voting for the election of directors. The notice must also set forth (i) the name and address of the stockholder, of the beneficial owner, if any, on whose behalf the nomination is made and of any other stockholders known by such stockholder to be supporting such nomination, (ii) certain interests and relationships of the stockholder and beneficial owner, if any, in or with the Company, including all forms of ownership interests, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting and (iv) a description of all agreements and understandings between the stockholder, the beneficial owner, if any, and any other person in connection with such nomination, and (v) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filing in accordance with the Section 14 of the Exchange Act. The information required in the notice must be updated at various times as provided in the Bylaws.

The Bylaws also require that director nominees complete a written questionnaire in a form provided by the Company and make certain representations to the Company relating to voting commitments, compensation and other economic arrangements and future compliance with the Company’s corporate governance and other policies and guidelines applicable to directors.

Other Provisions. The Bylaws make various procedural and other changes, including the deletion of obsolete provisions.

The summary description of the Bylaws set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in Dril-Quip’s definitive proxy statement for the annual meeting, which was filed with the SEC on April 2, 2014.

Proposal I—Election of Directors

The following nominees for director were elected to serve three-year terms expiring at the 2017 annual meeting of stockholders by a majority of the votes cast at the annual meeting:

	For	Against	Abstentions	Broker Non-Votes
Blake T. DeBerry	33,593,294	805,127	57,303	2,162,482
John V. Lovoi	33,573,636	824,833	57,255	2,162,482

Proposal II—Approval of Amendment to the Restated Certificate of Incorporation to Increase the Number of Shares of Common Stock

The amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock was approved by the affirmative vote of a majority of the outstanding shares of common stock as of the record date:

For	Against	Abstentions	Broker Non-Votes
32,447,580	4,093,982	76,644	—

Proposal III—Approval of Amendment to the Restated Certificate of Incorporation to Delete Obsolete Provisions

The amendment to the Restated Certificate of Incorporation of the Company to delete obsolete provisions was approved by the affirmative vote of a majority of the outstanding shares of common stock as of the record date:

For	Against	Abstentions	Broker Non-Votes
34,395,568	3,087	57,069	2,162,482

Proposal IV—Approval of Amendment to the Restated Certificate of Incorporation to Delete Exception to Business Combination Rules for Co-Founders

The amendment to the Restated Certificate of Incorporation of the Company to delete the exception to the business combination provisions for our co-founders was approved by the affirmative vote of the holders of (i) not less than 80% of the outstanding shares of common stock as of the record date and (ii) not less than 66 2/3% of the outstanding shares of common stock not beneficially owned, directly or indirectly, by any “related person” as of the record date:

For	Against	Abstentions	Broker Non-Votes
34,383,523	15,012	57,189	2,162,482

Proposal V—Approval of Appointment of Independent Registered Public Accounting Firm

The appointment of BDO USA, LLP as independent registered public accountants for Dril-Quip for 2014 was approved by the majority of the votes cast “for” or “against” the proposal at the meeting:

For	Against	Abstentions	Broker Non-Votes
36,345,946	189,919	82,341	—

Proposal VI—Advisory Vote to Approve Executive Compensation

The advisory vote on the compensation of Dril-Quip’s named executive officers received the affirmative vote of a majority of the votes cast “for” or “against” the proposal at the meeting:

For	Against	Abstentions	Broker Non-Votes
32,992,782	1,377,198	85,744	2,162,482

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ James C. Webster

James C. Webster
Vice President—General Counsel and Secretary

Date: May 20, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation.

3.2	Amended and Restated By laws.